Exhibit 99.1

Ebix Shares Strong Business Outlook and Discusses Recent Events

JOHNS CREEK, GA – February 19, 2021 – Ebix, Inc. (NASDAQ: EBIX), a leading international supplier of On-Demand software and E-commerce services to the insurance, financial, healthcare and e-learning industries, today issued a press release to emphasize a strong current business outlook while discussing the auditor resignation, the income materiality of the issues highlighted, and the various related steps being taken by the Company.

By letter dated February 15, 2021, RSM US LLP (“RSM”) notified the Audit Committee of the Board of Directors (the “Audit Committee”) of Ebix, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm, as the Company explained in its Form 8-K filed today.

RSM stated in its letter that its resignation was the “result of being unable, despite repeated inquiries, to obtain sufficient appropriate audit evidence that would allow it to evaluate the business purpose of significant unusual transactions that occurred in the fourth quarter of 2020.” RSM informed the Company that the unusual transactions related to the Company’s gift card business in India. RSM also stated in its letter that it had identified a material weakness because “management did not design or implement the necessary procedures and controls over the gift or prepaid card revenue transaction cycle sufficient to prevent or detect a material misstatement.”

RSM also informed the Company that there was a disagreement with respect to the classification of $30 million held in a trust account for the benefit of the Company. In connection with a pending acquisition, in December 2020 the Company transferred $30 million to a trust account of its outside legal counsel. There were no restrictions on the Company’s ability to have the cash returned, and in fact, after RSM opined on the issue of classification of these funds, the Company had the cash returned on February 2, 2021. RSM informed the Company that it believed that these funds should be classified on the balance sheet under the “Other Current Asset” line item of the financials, instead of being classified as cash as the Company had initially classified it. There were communications with RSM on this issue after which the Company was prepared to classify the $30 million held in the trust account at December 31, 2020 as a current asset. The Company considered this issue to be an initial difference of opinion based on incomplete facts or preliminary information rather than a “disagreement” pursuant to Item 304(a)(1)(iv).

The Company’s unaudited results before any one-time unusual items or audit adjustments for the fourth quarter of 2020 includes revenues greater than $220 million and operating income and operating cash flow metrics each in excess of $32 million. Of these amounts, the Company’s unaudited gift card business generated in excess of $130 million of revenues in the fourth quarter, representing sequential revenue growth in the gift card business of greater than 95% versus the third quarter of 2020. The corresponding Q4 2020 gift card business operating income was less than $1 million.

For the full year 2020, operating income from the gift card business was less than $1.4 million. The growth in the gift card business revenues was driven by the increased use of digital money in India during the Covid-19 pandemic and the renewed push by the Company to grow its payment solutions business.

The Chair of the Audit Committee discussed with RSM the reasons for its resignation. While the Company does not agree with certain statements made by RSM in its resignation letter dated 2/15/21, the board has engaged outside counsel who, along with accounting experts, will assist the Company with respect to these matters.

RSM was engaged by the Audit Committee on December 21, 2018 to serve as the Company’s independent auditor for fiscal year ending December 31, 2019 and was engaged again on June 12, 2020 to serve as the Company’s independent auditor for fiscal year ending December 31, 2020. RSM’s previously issued reports on the Company’s consolidated financial statements and the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion; nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. As of February 15, 2021, RSM had not completed its audit procedures or issued any reports on the Company’s consolidated financial statements and internal controls over financial reporting for the fiscal year ended December 31, 2020.

The Company intends to move as quickly as possible to replace RSM and to complete its 2020 financial audit. The Company believes that the accounting for its gift card business is consistent with GAAP requirements. The Company will communicate with its public shareholders as appropriate.

About Ebix

With a “Phygital” strategy that combines 320,000 physical distribution outlets in many Southeast Asian Nations (“ASEAN”) countries, to an Omni-channel online digital platform, the Company’s EbixCash Financial exchange portfolio encompasses leadership in areas of domestic & international money remittance, foreign exchange (Forex), travel, pre-paid & gift cards, utility payments, lending, wealth management etc. in India and other markets. EbixCash’s Forex operations have emerged as a leader in India’s airport Foreign Exchange business with operations in 32 international airports including Delhi, Mumbai, Bangalore, Hyderabad, Chennai and Kolkata, conducting over $4.8 billion in gross transaction value per year. EbixCash’s inward remittance business in India conducts approx. $6.5 billion gross annual remittance business, confirming its undisputed leadership position in India. EbixCash, through its travel portfolio of Via and Mercury, is also one of Southeast Asia’s leading travel exchanges with over 2,200+ employees, 212,450+ agent network, 25 branches and over 9,800 corporate clients; processing an estimated $2.5 billion in gross merchandise value per year. EbixCash’s Financial Technology solutions are today deployed across prestigious financial institutions and Banks in 44 countries. For more information, visit the Company’s website at www.ebixcash.com

With 50+ offices across 6 continents, Ebix, Inc., (NASDAQ: EBIX) endeavors to provide On-Demand software and E-commerce services to the insurance, financial, healthcare and e-learning industries. In the Insurance sector, Ebix’s main focus is to develop and deploy a wide variety of insurance and reinsurance exchanges on an on-demand basis, while also, providing Software-as-a-Service (“SaaS”) enterprise solutions in the area of CRM, front-end & back-end systems, outsourced administration and risk compliance services, around the world. For more information, visit the Company’s website at www.ebix.com

FORWARD LOOKING STATEMENTS

This press release contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” or other similar words, phrases or expressions and variations or negatives of these words. Readers of this press release should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the expectations contained in the forward-looking statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, those discussed in our Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as: the potential impacts of RSM’s resignation; the ability to, as well as the ability to timely, engage a new independent registered public accounting firm; the risk of litigation or regulatory action arising from these matters, from the failure to timely file the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) or from the resignation of the RSM; the timing of the review by, and the conclusions of, the Company’s new independent auditor regarding these matters and its impact on the financial statements; possible default by the Company under its credit facility; the ability of the Company to remediate any material weaknesses in internal control over financial reporting; potential reputational damage that the Company may suffer as a result of these matters or the resignation of RSM; the impact of these matters and the resignation of RSM on the value of the Company’s stock; and the risk that the filing of the Annual Report will take longer than anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this report. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Contact:

Darren Joseph

IR@ebix.com or +1 678 281 2027

David Collins or Chris Eddy

Catalyst Global + 1 212-924-9800 or ebix@catalyst-ir.com